UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 11, 2020

Frequency Electronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8061	11-1986657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

55 Charles Lindbergh Blvd.,

Mitchel Field, New York 11553

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 794-4500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	FEIM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2020, Martin B. Bloch delivered a letter to the Board of Directors (the “Board”) of Frequency Electronics, Inc. (the “Company”) informing the Board of his decision to resign from the Board effective immediately. Mr. Bloch was not a member of any committee of the Board at the time of his resignation, and Mr. Bloch’s term as a director was set to expire at the 2020 annual meeting of stockholders scheduled for October 7, 2020, as the Board did not re-nominate Mr. Bloch for election.

In his resignation letter, a copy of which is attached as Exhibit 17.1 to this Current Report on Form 8-K, Mr. Bloch made statements regarding his belief that there have been wrongful actions taken by certain members of the Board and Company management on matters relating to the Company’s operations, policies and practices. Mr. Bloch’s resignation letter also purports to describe certain events supporting his assertions. The Board and the Company strongly disagree with Mr. Bloch’s assertions and note that Mr. Bloch has filed a complaint against the Company and the members of the Board, which was previously disclosed on a Current Report on Form 8-K filed by the Company on January 31, 2020. The Company believes the proper forum to resolve the litigation with Mr. Bloch is through the pending proceedings, and therefore the Company will not include a detailed refutation of Mr. Bloch’s assertions in this Current Report on Form 8-K.

In accordance with the requirements of Item 5.02 of Form 8-K, the Company has provided Mr. Bloch with a copy of the disclosures contained in this Current Report on Form 8-K no later than the day on which the Company filed this Current Report on Form 8-K with the U.S. Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure.

On September 14, 2020, the independent directors of the Company issued a statement in response to Mr. Bloch’s resignation letter, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits

17.1	Letter, dated September 11, 2020, from Martin B. Bloch to the Board of Directors of Frequency Electronics, Inc.
99.1	Statement of the independent directors of Frequency Electronics, Inc., dated September 14, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2020

FREQUENCY ELECTRONICS, INC.

By:      /s/ Steven L. Bernstein

Name: Steven L. Bernstein

Title:   Chief Financial Officer, Secretary and Treasurer